UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2016

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Resignation of a Principal Officer

On February 29, 2016, Carl Eschenbach resigned from his position as President and Chief Operating Officer of VMware, Inc. Mr. Eschenbach will remain employed with VMware in his current capacity through March 31, 2016. The Company announced on March 1, 2016 that Mr. Eschenbach will continue to provide ongoing services as a strategic advisor to the VMware Board of Directors and Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of VMware, Inc. dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMware, Inc.

Date: March 1, 2016	By:	/s/ Patrick Gelsinger
Patrick Gelsinger
Chief Executive Officer